Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of Turning Point Brands, Inc. (the "Company") for the quarterly period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lawrence S. Wexler, President and Chief Executive Officer, and Mark A. Stegeman, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 10, 2017	By:	/s/ LAWRENCE S. WEXLER
Lawrence S. Wexler
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 10, 2017	By:	/s/ MARK A. STEGEMAN
Mark A. Stegeman
Chief Financial Officer (Principal Financial Officer)